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                                   CONOCO INC.
                          PETROLEUM MARKETER AGREEMENT


             This Agreement, effective on the 1 day of April, 1999 ("Effective Date"), by and between Conoco Inc., a Delaware corporation (hereinafter called "Conoco"), and FARSTAD OIL, INC. (hereinafter called "Marketer"), whose mailing address is P. O. BOX 1842, City of MINOT, State of ND, Zip 58702.

                                   WITNESSETH:

             WHEREAS, Conoco is engaged in the business of oil exploration, production, refining and marketing under Conoco trademarks and trade names, and has made a significant investment over the years in developing quality products and promoting the Conoco trademarks and trade names; and

             WHEREAS, Marketer recognizes that Conoco has a protectible business interest in ensuring that Marketer's distribution of Conoco-branded products under this Agreement will be accomplished in a manner which respects the high standards, reputation, and integrity of the Conoco trademarks and trade names which Conoco has created over the years; and

             WHEREAS, Conoco's ability to recover its costs and investment in its relationship with Marketer are dependent on its sales of petroleum products to Marketer under this Agreement, it is specifically understood and agreed by Marketer that the minimum volume requirements set forth in Exhibit A hereof are reasonable and of material significance to this Agreement, and Marketer further understands that Conoco may adjust said minimum volume requirements upon any renewal of this Agreement in order to assure an economic relationship between Conoco and Marketer; and

             WHEREAS, Conoco and Marketer desire to set out the terms and conditions under which Conoco shall sell to Marketer and Marketer shall purchase from Conoco various petroleum products for resale by Marketer to Marketer's customers under Conoco's trademark and trade names; and

             WHEREAS, Marketer's failure to carry out its responsibilities hereunder jeopardizes the reputation of Conoco, and Marketer acknowledges that adherence to the terms of this Agreement is a matter of mutual importance and consequence to Marketer, to Conoco, and to all other Conoco-branded marketers.

             NOW, THEREFORE, in consideration of the mutual benefits to be derived by Conoco and Marketer from the execution of this Agreement, the parties hereto agree that the above recitals are a part of this Agreement and further agree as follows:

     1. SELLING RIGHTS. As long as this Agreement shall remain in effect, Marketer shall have the right to purchase from Conoco (according to the provisions of this Agreement and the Exhibits attached hereto) and to sell to its customers petroleum products bearing the Conoco brand or certain other brands owned by Conoco (hereinafter called "Conoco products").

     2. DURATION. This Agreement shall be effective for a term of three (3) years from the Effective Date of this Agreement.

             A. Marketer shall have the absolute right to cancel this Agreement without cause at the end of the three (3) year term by giving Conoco written notice at least 3 months in advance of such cancellation.

             B. Conoco shall have the right not to renew this Agreement at the end of the term and the right to terminate this Agreement at any time during the term upon 90 days' written notice, or upon a lesser period of notice where 90 days' notice is unreasonable, for any of the grounds permitted by the Petroleum Marketing Practices Act.

     3. NO EXCLUSIVE TERRITORY. NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS GRANTING MARKETER AN EXCLUSIVE TERRITORY OR AN EXCLUSIVE GROUP OF CUSTOMERS. CONOCO RESERVES THE RIGHT TO SELL ITS PRODUCTS TO ANY CUSTOMER OF ITS CHOOSING. IN ORDER TO PROMOTE THE GROWTH OF THE CONOCO BRAND AND ENHANCE CONSUMER AWARENESS OF THE BRAND FOR THE BENEFIT OF ALL CONOCOBRANDED OUTLETS, CONOCO FURTHER RESERVES THE RIGHT TO BRAND OR CHOOSE NOT TO BRAND, IN ITS SOLE DISCRETION, COMPANY-OWNED OUTLETS, OR OUTLETS OWNED AND/OR OPERATED BY MARKETER, ANY OTHER MARKETER, OR BY ANY RETAILER SUPPLIED BY MARKETER OR ANY OTHER MARKETER, AT ANY LOCATION IT CHOOSES, REGARDLESS OF ANY PRIOR AGREEMENTS, UNDERSTANDINGS, MARKETING COMMUNICATIONS, OR COURSES OF DEALING, WHETHER WRITTEN, ORAL OR IMPLIED, WHICH ARE SUPERSEDED BY THIS AGREEMENT AND WHICH ARE NO LONGER VALID OR ENFORCEABLE.

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     4.      USE OF TRADEMARKS AND TRADE NAMES.

             A. Conoco hereby gives Marketer permission to use Conoco's trademarks, trade names and brand names in conjunction with the advertising, distribution or sale of Conoco branded products or other products selected by Conoco for sale under the Conoco trademarks or trade names, in accordance with the standards set forth in Conoco's Image and Programs Manuals. Subject to the terms of this Agreement, Conoco shall make available to Marketer and authorize it to display signs and insignia bearing Conoco's trademarks and/or Conoco trade names. Marketer shall prominently display such Conoco trademarks and trade names. Marketer acknowledges and recognizes Conoco's interest in all its trademarks and trade names and the exclusive right of Conoco to control the use of these trademarks or trade names.

             B. For the benefit of consumers, Marketer shall display in or on the retail outlet building, in a prominent, conspicuous location, the name of the outlet's operator and the outtet's address, as more specifically set out in the Conoco Image Manual, which is incorporated herein by this reference. Furthermore, if Marketer uses Conoco's trademarks or trade names in conjunction with advertising or forms, Marketer must properly identify itself as a "Products Marketer" adjacent to Conoco's marks.

             C. Upon the termination or nonrenewal of this Agreement, Marketer shall immediately cease holding itself out to the public as a Conoco marketer; and upon such termination or nonrenewal, or the debranding for any reason of an individual retail outlet, Marketer shall immediately discontinue, and ensure that any affected retailer supplied by Marketer discontinues, the use of trademarks, trade names, and trade dress of Conoco, and remove from the premises and surrender to Conoco, at Marketer's risk and expense, any and all trademark and trade name identification, including credit card imprinters, which makes it appear that Marketer is an authorized Conoco-branded distributor. If a retailer supplied by Marketer, and listed on Exhibit A-1 hereunder, refuses to cooperate in the removal of the Conoco trademarks, trade names, and trade dress (such as, but not limited to, pump skirts), Marketer, at Marketer's expense, shall be responsible for such removal and for taking appropriate measures to ensure that Conoco's brand identifcation is removed from all affected outlets. If Marketer fails to remove such Conoco brand identifcation from the premises, Conoco may enter and remove it at the expense of Marketer, including any reasonable attorneys' fees and costs.

             D. Marketer shall obtain prior written approval from a Conoco Marketing Manager - Wholesale of all retail outlets which Marketer desires to brand Conoco, and keep Conoco informed of the current volumes of its Conoco-branded retail outlets, set forth on Exhibit "A-1." Marketer acknowledges Conoco's right to approve or disapprove the branding of any retail outlet in its sole discretion.

             E. Marketer shall obtain for each Conoco-branded retail outlet supplied by Marketer and operated by a party other than Marketer, an executed copy of Exhibit "C." Marketer shall return one copy of such exhibit to Conoco. So long as Marketer supplies a Conoco-branded retail outlet, Marketer shall also obtain, and ensure that Conoco receives, an executed Exhibit "C" from each and every subsequent retailer who operates the Conoco-branded retail outlet.

             F. Marketer shall not, without Conoco's prior consent, offer for sale nor sell any petroleum products under any of Conoco's brands, trademarks, service marks, or trade names, unless such products were purchased from Conoco. With Conoco's prior consent, Marketer may sell other than Conoco petroleum products (but not "unbranded Conoco products") under the Conoco brands, trademarks, service marks, or trade names for limited periods, provided the other products meet Conoco's specifications, and Conoco shall have the right to test and inspect such other products. Marketer may not sell "unbranded Conoco products" under any of Conoco's brands, trademarks, service marks, or trade names, even though such "unbranded Conoco products" are purchased from Conoco. Marketer shall use Conoco's brands, trademarks, services marks, or trade names only in a form and manner approved by Conoco, and shall not sell any products, whether purchased from Conoco or not, under any brand, trademark, service mark, or trade name which is confusingly similar to any Conoco brand, trademark, service mark, or trade name, or under any circumstances likely to cause confusion, mistake, or deception as to the origin, source, or sponsorship of the products.

             G. Conoco reserves the right at any time to change its product line and specifcations, trade dress, trade names, and trademarks or to change or withdraw any services offered in connection with any products such as, but not limited to, credit card acceptance. In the event of such change, Conoco shall be relieved of all obligation to sell such discontinued product, etc., to Marketer; and if Conoco shall market any other brand or product in lieu of the discontinued items, this Agreement shall embrace such new brands or products. Conoco shall not be liable to Marketer by reason of any such changes.

     5. BRAND AND IMAGE STANDARDS. Consistent with the principles herein set forth, including but not limited to Section 18 of this Agreement, Marketer shall conduct its independent business operations in compliance with the standards set forth below, which will promote the continuing good reputation of Conoco and all other Conoco marketers. Marketer shall ensure to Conoco that the operators and/or retailers of Conoco-branded retail outlets supplied by Marketer also comply with these standards.

             A. All persons on Conoco-branded premises must be treated fairly, honestly, and courteously, and customer complaints must be handled in accordance with Section 6 below. Likewise, in addition to the public, Marketer shall conduct its operation to provide effcient, courteous, and diligent service to its retailers and other customers.

             B. Marketer shall comply with the provisions of Conoco's Image Manual, which is incorporated herein by this reference, and which may be revised from time to lime at Conoco's sole discretion.


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             C.    Each retail outlet, in its entirety, including the grounds, must be clean, in good repair, and well maintained.

             D. Each retail outlet must complement the community and the environment. Furthermore, each retail outlet must not allow any offensive merchandise or activity which may bring the Conoco brand into disrepute.

             E. Each retail outlet must be operated with personnel who are well groomed and wear clean, appropriate apparel.

             F. Each retail outlet must make best efforts to prominently display and sell Conoco-branded motor oils.

             G. Marketer and the operators and/or retailers of retail outlets supplied by Marketer shall comply with all applicable petroleum product regulations, including, without limitation, those set forth in Exhibit "B" of this Agreement, as revised from time to time

             H. To ensure consistent quality and brand image, each retail outlet must attain passing grades in Conoco's Image Evaluation Program, described in Conoco's Image Manual. The Image Execution form in use on the date of this Agreement may be obtained from Conoco at any time, and is incorporated into this Agreement by this reference. If an outlet fails an image evaluation (hereinafter referred to as the "primary image evaluation"), it will be re-evaluated approximately 45 days after the primary image evaluation. If the outlet fails the re-evaluation, it will be debranded. It is understood and agreed that a retail outlet will also be debranded for habitual failures if it fails three (3) primary image evaluations in a row even though the outlet is able to pass each re-evaluation. Marketer specifcally understands and agrees that the image requirements contained in this Agreement are reasonable and of material significance to this Agreement Conoco reserves the right to amend the Image Evaluation Program set forth above or the Image Execution form at any time upon 30 days' written notice to Marketer.

             I. Any exception to the above standards in this Section 4 requires the written approval of the appropriate Conoco Branded Marketing management.

     6. CUSTOMER COMPLAINTS. Marketer shall manage customer complaints in accordance with Conoco's customer complaint process that will be provided to Marketer from time to time. Marketer shall ensure that all retail stores supplied by Marketer are aware of and comply with the customer complaint process. Marketer is responsible for providing feedback to Conoco, within five (5) business days from receipt of the complaint, concerning the corrective action which Marketer has taken or will take. If the corrective action requires more than five (5) business days, Marketer shall provide Conoco with status updates within each 5-day business period until the corrective action is complete. In situations where the severity of the complaint, in Conoco's opinion, requires more timely response, the Marketer shall respond as requested by Conoco. In situations where the customer complaint involves allegations of abusive language, sexual harassment, discriminatory treatment, physical altercation, or personal injury, Marketer will contact Conoco's Customer Service group within 24 hours. Marketer agrees that the provisions contained in this Section 6 are reasonable and of matenal significance to this Agreement, and further understands and acknowledges that it is reasonable for Conoco to debrand any retail outlet if Marketer fails to take reasonable action to satisfy customer complaints as outlined in this Section with regard to such retail outlet.

     7.      PROGRAMS.

             A. Conoco shall provide to Marketer and Marketer shall comply with the provisions of Conoco's Programs Manual, which is incorporated herein by this reference, and which Conoco may revise from time to time at its sole discretion.

             B. Conoco shall make available to Marketer, on such terms as Conoco and Marketer may agree and within the confines of existing laws and regulations, advertising and promotional materials, including materials Marketer may require to participate in such promotional plans as Conoco may undertake to sponsor, and materials necessary for participation in such promotional plans as Conoco may provide and Marketer may sponsor.

     8. PRODUCT IDENTIFICATION. Consistent with the principles herein set forth, including but not limited to Section 18 of this Agreement. Marketer shall conduct its independent business operations in compliance with the standards set forth below, which will promote the continuing good reputation of Conoco and all other Conoco marketers. Marketer shall ensure to Conoco that the operators and/or retailers of Conoco-branded retail outlets supplied by Marketer also comply with these standards:

             A. As stated in more detail in Section 4 above, Marketer may only use the Conoco trademarks and/or trade names in connection with any advertising, distribution or sale of Conoco-branded products or other products selected by Conoco for sale under the Conoco trademark.

             B. Marketer may not adulterate, misbrand or mislabel motor fuels sold hereunder.

             C. Marketer agrees not to sell any Gasoline or Distillate under the Conoco brand which does not contain the additives which are required by Conoco at any given time.


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             D.    Marketer understands and agrees that, except for octane
blending of pure gasolines, no blended gasolines shall be sold hereunder unless previously approved by Conoco in writing.

             E. No alternative motor fuel as defined by the Energy Policy Act of 1992 shall be sold from a premises displaying the Conoco trademarks or trade names unless the alternative motor fuel is supplied by Conoco or by a supplier approved in writing by Conoco. Additionally, there is a separate agreement which must be executed before selling alternative motor fuels from a premises or dispenser displaying the Conoco trademarks or trade names.

                   Alternative fuels sold as non-motor fuel must not be in the Conoco trade dress, must not be sold from the pump islands or in close proximity to the pump islands, and must be clearly marked with a non-Conoco trademark.

             F.    Marketer agrees that the provisions contained in this
Section 8 are reasonable and of material significance to this Agreement. Marketer further understands and acknowledges that, given the seriousness of the violation, it is reasonable for Conoco to debrand any retail outlet which is in violation of said provisions, or to terminate this Agreement in its entirety where the violation involves multiple retail outlets, upon ten
(10) days' written notice to Marketer.

             G. Notwithstanding Conoco's right to debrand or terminate in Section F above, the first time that Conoco determines that a violation of the provisions contained in this Section 8 has occurred at one or more Conoco-branded retail outlets supplied by Marketer, Conoco shall give Marketer an election of either (1) debranding or termination as set forth above or (2) a one-time warning and Marketer's payment to Conoco of a fine of $5,000 per violating outlet, via EFT. If Marketer elects to pay the fine, but in fact does not do so, Conoco may immediately debrand the violating outlet(s) or terminate this Agreement in its entirety, whichever is applicable. If, at the same Conoco-branded retail outlet(s), a second violation of the provisions of this Section 8 occurs, or the violation is continuing, Conoco shall debrand such outlet(s) or terminate this Agreement in its entirety, whichever is applicable, upon giving Marketer ten (10) days' written notice. Conoco reserves the right to terminate this Agreement in whole or with regard to particular retail outlet(s) without first giving Marketer such election in situations where Conoco, in its sole discretion, deems the violation to be so serious or widespread that a right to cure is unreasonable.

     9. RIGHT TO INSPECT. Marketer shall permit such inspection of Marketer's business operations by Conoco, its employees and agents, as may reasonably be required to determine whether Marketer is in compliance with the Agreement. To ensure the integrity of Conoco-branded products, Conoco reserves the right to take samples, to take meter readings, and to inspect bills of lading and other relevant business records during business hours at Marketer's place of business or at any retail unit supplied by Marketer hereunder with Conoco-branded products. Marketer shall ensure on a timely basis that Marketer, its employees and agents, as well as Conoco, its employees and agents, are permitted to inspect Conoco-branded retail outlets (excluding all subsurface equipment) supplied by Marketer at Marketer's and/or Conoco's discretion, as may be reasonably required to determine whether the retail outlets are in compliance with this Agreement.

     10. PRICE. For Gasoline or Distillate sold and/or delivered hereunder, Marketer shall pay Conoco's established branded marketer rack price or such other price, as Conoco deems appropriate and in effect for such Gasoline or Distillate on the date of such delivery, subject to the provisions regarding imposition of federal, state, or local taxes, license fees, inspection fees, or other charges imposed by any governmental authority or agency. Discounts, when applicable, will be allowed on the amount of the invoice less all such taxes, fees or charges.

     11.     PAYMENT TERMS.

             A. Normal payment terms apply for so long as Marketer is approved by Conoco for a line of credit. Normal payment terms hereunder shall be Conoco's established payment terms for Gasoline and Distillate sold to branded marketers, as established from time to time. As set forth in Section 12 below, assigned credit card invoices shall be automatically applied to Marketer's outstanding account balance for product purchases and other amounts owing to Conoco. All payments and other fees or charges due from Marketer shall be made through and in accordance with Conoco's Preauthorized Payment System (Electronic Funds Transfer or "EFT") or in a manner otherwise designated by Conoco.

             B. Normal payment terms do not apply to purchases that cause Marketer to exceed its approved credit limit. Notwithstanding payment terms printed on any invoice, if Marketer's outstanding payment obligations exceed the credit limit, payment terms for the overlimit amount shall be immediate payment in advance of due dates, unless Conoco's Treasury Department approves a temporary higher credit limit. The payment shall be made by wire transfer in an amount sufficient to bring such payment obligations within the credit limit.

             C. Conoco may assess a delinquency charge on all overdue sums owing to Conoco. Such delinquency charge shall be determined in accordance with applicable law.

             D. If Conoco refers Marketer's account for collection, Marketer agrees to pay all collection costs permitted by applicable law, including any and all reasonable attorneys' fees, court costs, and allowable interest necessary to secure collection, in addition to the outstanding balance. In the event this Agreement is terminated for nonpayment or for failure to pay timely all sums due Conoco, then no liability shall exist for any undelivered products hereunder.


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     12.     CREDIT CARDS.

             A. Marketer shall grant credit, and shall cause the Retailers it supplies to grant credit, to holders of all Conoco accepted credit cards at Marketer's and its retailers' places of business where Conoco marketing standards are maintained, as outlined in the Credit Card Guide, and subject to the terms thereof. "Conoco accepted credit cards" are described in the Conoco Credit Card Guide for Dealers and Retail Stores, which is incorporated herein by this reference and which may be revised from time to time or discontinued at Conoco's sole discretion, and which may be supplemented with "Credit Facts", DTN/Easy Link Messages, and other forms of notification to Marketer and retail outlets supplied by Marketer (all referred to collectively as the "Credit Card Guide"). Examples within the Credit Card Guide include, but are not limited to Conoco Standard, Conoco Premium, Conoco Visa, Conoco Fleet, Visa, Mastercard, American Express, Discover, Voyager, PHH, Donlen, and Wright Express. Marketer agrees to pay processing fees associated with the acceptance of third party cards, which are referenced in the Programs Manual.

             B. Marketer shall ensure that each retail outlet it supplies, whether owned and/or operated by Marketer or a retailer supplied by Marketer, has and uses a Conoco-approved Electronic Point of Sale ("EPOS") System. Each retail outlet must process, at a minimum, Conoco Standard, Conoco Premium, Conoco Visa, Conoco Fleet, Voyager, PHH, Donlen, and Wright Express cards through the EPOS network designated by Conoco. Marketer agrees to pay EPOS system and network fees associated with the processing of credit card transactions electronically, which are referenced in the Programs Manual.

             C. Conoco shall accept assignment of Conoco credit card invoices from all Conoco accepted credit cards, subject to the terms and conditions in the Credit Card Guide. Marketer shall refuse to honor Conoco credit cards for purchases made at locations other than those approved by Conoco and listed on Exhibit A-1, and shall not assign invoices to Conoco for sales or purchases made at outlets not previously approved by Conoco. Marketer shall accept and promptly reimburse Conoco for invoices refused by Conoco in accordance with the provisions of the Credit Card Guide. Except as otherwise stated in this Subsection C., assigned credit card invoices shall be automatically applied to Marketer's outstanding account balance for product purchases and other amounts owing to Conoco.

     13. FINANCIAL RESPONSIBILITY. When requested by Conoco, Marketer agrees to provide periodic personal financial statements, periodic business balance sheets, and income statements, in addition to applicable notes and schedules, and other information necessary for Conoco to render a decision on a line of credit, and/or to furnish reasonable collateral, guarantees, and/or other security to support a line of credit. Provided, however, nothing herein shall give Marketer the right to receive credit, unless it is expressly granted by Conoco. Similarly, nothing herein shall give Marketer the right to exceed any credit limit established for Marketer by Conoco.

             Marketer's failure to provide such financial information and/or collateral satisfactory to Conoco may result in Conoco's denial of credit to Marketer. Furthermore, if in Conoco's sole judgment, Marketer's ability to pay/creditworthiness is unsatisfactory or deteriorates, or if Marketer fails to fulfll the payment terms, Conoco may without prejudice to any other lawful remedy, defer shipment until payment is made, deny credit and demand cash payment, or immediately terminate or non-renew this Agreement pursuant to paragraph 2.B of this Agreement.

             If Marketer fails to make a timely payment of any amount due, in accordance with the terms hereof, then Conoco shall, in addition to any other rights or remedies available to it, have the right, but not the obligation, to recoup or set off against any amount then or thereafter due to Marketer, including, but not limited to, any amounts due Marketer for the assignment to Conoco of credit card invoices pursuant to paragraph 3 of this Agreement, up to the total amount outstanding.

             EXECUTION OF THIS AGREEMENT BY CONOCO SHALL NOT CONSTITUTE APPROVAL OF A LINE OF CREDIT FOR MARKETER.

     14. TAXES. Marketer shall pay to Conoco, in addition to applicable prices hereunder, any applicable taxes, license fees, inspection fees, environmental fees or other charges imposed by any governmental or regulatory authority or agency on, or measured by, gross receipts from any products sold hereunder, or levied on the production, manufacture, transportation, sale, delivery, or levied on volumes sold or delivered, or other handling of products under this Agreement. Failure of Conoco to add any such tax, fee or charge to the invoice shall not relieve Marketer from liability therefor. Marketer shall reimburse Conoco for any interest and/or penalty assessed by any governmental or regulatory authority or agency when the penalty and/or interest is assessed as the result of false, incorrect or delinquent certification(s) made to Conoco by Marketer.

     15. TERMS OF DELIVERY AND ALLOCATION. The sale by Conoco and purchase by Marketer of Conoco products shall be accomplished in accordance with Exhibit "A." The amount of product to be supplied to Marketer shall be subject to any good faith allocation program which Conoco may find necessary to effect for any reason, including, but not limited to, shortage of product or government regulations. Conoco shall have the right to impose a surcharge on any gallons purchased which exceed 100 % of Marketer's allocation.

             In the event Conoco's inventory, ability to refine or sources of supply of crude petroleum or refined petroleum products are not suffcient to meet demand at Marketer's normal or assigned distribution points (regardless of whether Conoco may have diverted supply to other distribution points to alleviate shortages at such other distribution points). Conoco shall not be bound to acquire by purchase or otherwise additional quantities of crude petroleum or refined petroleum products from other suppliers or to take any other action which is uneconomic to Conoco. No allocation pursuant to this paragraph shall operate to extend the period of this Agreement and Conoco shall not be obligated to make available any quantities omitted due to any allocation program.


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             All orders will be filled with reasonable promptness but Conoco shall not be held responsible when deliveries are delayed or prevented by fire, storm, flood, strike, riots, wars or political disturbances in this or any other country, differences with or refusal of any employees of Conoco or of its agent or distributor to deliver, disruption or breakdown of transportation, or any cause beyond Conoco's control, whether of any class of causes referred to or not. If by reason of any of said causes Conoco shall be unable to supply the requirements of all of its customers of any product covered hereby in the area in which sales are to be made hereunder. Conoco's obligation while such inability exists shall at its option be reduced with allocation in accordance with this paragraph.

             Marketer will receive Conoco products from a supply point designated by Conoco and Conoco shall have the right at any time to change Marketer's designated supply point or to limit or otherwise control the volume of Marketer's Exhibit "A" volume which Conoco will make available at any supply point.

             All shipments shall be invoiced as of date shown on Bill of Lading. Invoices will be rendered on a net basis (normal temperature 60 degrees Fahrenheit with gallonage adjustments as provided for in the abridged Volume Correction Table for Petroleum Oils), or in accordance with any existing state law. In the absence of state law to the contrary, Marketer may elect annually, for each state where Marketer purchases products from Conoco, to purchase on a basis other than net, by mutual written agreement between Conoco and Marketer.

             If Marketer transports its own product from the terminal or other supply point, Marketer shall qualify with Conoco or the terminal operator to enter on the premises and Marketer shall execute necessary documents. Minimum transport quantity shall be the minimum set by the terminal operator.

     16. TRANSFER OF AGREEMENT. This Agreement is personal to Marketer and assignable or transferable by Marketer only with the prior written consent of Conoco, which consent shall not be unreasonably withheld. Marketer understands, however, that Conoco may condition its consent to any assignment upon the agreement of the proposed assignee to: (1) enter into a Trial Franchise in conformity to the provisions of the Petroleum Marketing Practices Act; and (2) simultaneously therewith, enter into a Mutual Cancellation of this Agreement. Refusal of the proposed assignee or transferee to enter into such Trial Franchise and Mutual Cancellation shall conclusively be adequate reason for Conoco to withhold its consent to the assignment.

     17. NONWAIVER. Subject to the provisions of the Petroleum Marketing Practices Act and any other applicable provision of law, no course of dealing between the parties or any delay on the part of a party to exercise any right it may have under this Agreement shall operate as a waiver of any of the rights provided hereunder or by law or equity, nor shall any waiver of any prior breach or default operate as the waiver of any subsequent breach or default, and no express waiver will affect any term or condition other than the one specified in such waiver and the express waiver will apply only for the time and manner specifically stated.

             EXECUTION OF THIS AGREEMENT BY CONOCO SHALL NOT CONSTITUTE AUTOMATIC APPROVAL OF THE IMAGE OF ANY CONOCO-BRANDED RETAIL OUTLET OR CONSTITUTE A WAIVER OF THE REQUIREMENT THAT EVERY CONOCO-BRANDED RETAIL OUTLET MUST COMPLY WITH CONOCO'S IMAGE STANDARDS, AS SET FORTH HEREIN.

     18. RELATIONSHIP OF THE PARTIES. Marketer is an independent business and is not, nor are its employees, an employee of Conoco. Conoco and Marketer are completely separate entities. They are not partners, general partners, limited partners, joint venturers, nor agents of each other in any sense whatsoever and neither has the power to obligate or bind the other.

             Further, nothing herein contained is intended, nor shall it be construed as reserving to Conoco rights or powers to exercise control over the business practices of Marketer or to direct the manner in which its business operations shall be conducted; except, Conoco may take reasonable actions to promote compliance with the standards set forth above and may provide such instructions, guidance, and recommendations as may be necessary and desirable to promote the mutual objectives of Conoco and Marketer, including the promotion of public goodwill toward Conoco, its trademarks and trade names, and the reputation of Conoco products. Conoco shall have no control whatsoever over Marketer's resale prices of the products purchased hereunder.

     19. SEVERABILITY. Any provision of this Agreement prohibited by law or by court decree in any locality or state shall be ineffective to the extent of such prohibition without in any way invalidating or otherwise affecting the remaining provisions of this Agreement within states and localities where not prohibited by law or court decree.

     20. NOTICES. Any notice in connection with this Agreement shall be made in writing and sent by certified mail or delivered personally to Conoco at the office of the appropriate business region Conoco Marketing
Manager-Wholesale at one of the following addresses:

                  a)       P.O. Box 4784
                           Houston, TX 77210-4784

                  b)       1000 South Pine, 5200 CB
                           Ponca City, OK 74603

                  c)       6855 South Havana St., Suite 600
                           Englewood, CO 80112

and to Marketer at its address above noted. The deposit in the United States mail of a properly addressed and postage pre-paid communication shall be deemed delivery to the party addressed.

             Where the notice concerns termination or nonrenewal of this Agreement, the notice shall contain:

             A. A statement of intention to terminate or not to renew, together with the reasons therefor;

             B. The date on which such termination or nonrenewal will take effect; and

             C. A copy of the Summary of Title I of the Petroleum Marketing Practices Act, prepared and published by the Secretary of Energy.

     21. PREVIOUS AGREEMENTS. THIS AGREEMENT SUPERSEDES ALL PRIOR AND CURRENT PETROLEUM MARKETER AGREEMENTS BETWEEN THE PARTIES AND IT CONTAINS EACH AND EVERY UNDERSTANDING OF THE PARTIES RELATING TO THE SUBJECT COVERED HEREBY. NO VERBAL REPRESENTATIONS, STATEMENTS OR AGREEMENTS OF ANY NATURE RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR TO ANY RELATIONSHIP BETWEEN THE PARTIES WILL BE CONSIDERED VALID OR ENFORCEABLE.

     22. INDEMNITY. Marketer hereby agrees to indemnify, defend and hold Conoco, and its affiliates, officers, directors, employees, agents, and representatives, harmless from any and all claims, demands, suits, actions or other loss or liability, including all reasonable attorney's fees and legal expenses, fines, and penalties (hereinafter collectively the "Liabilities"), arising out of any claim or cause of action at law or in equity, or any administrative or judicial action, concerning or relating to any loss, loss of use of, remediation of, or damage to property or natural resources (including, but not limited to, that arising from storage tank leaks or spills, waste disposal, or air emissions), personal injuries, death, violation of any governmental laws, regulations, or orders or patent or trademark infringement or environmental claims arising in any manner out of Marketer's or Marketer's retailer's operations, including but not limited to, the loading, transportation, unloading, storage, handling, sale, or use of Conoco products sold hereunder, or from Marketer's performance or failure to perform under this Agreement, whether or not Marketer was negligent or otherwise at fault. Provided, however, such indemnifcation obligations shall not apply:

             A. To the percentage of such Liabilities, if any, attributable to Conoco's negligence or willful misconduct, or

             B. When such Liabilities are caused by defects in the Conoco product not caused or contributed to by any act or omission of Marketer or Marketer's employees, contractors, agents or retailers,

                Conoco shall have the right, but not the duty, to participate in the defense of any claim or litigation with attorneys of Conoco's selection. Once Marketer has assumed the defense of Conoco, Conoco shall-have the right to participate in the defense of the claims or litigation, but it shall do so at its own expense.

                Marketer's obligations in this Section 22 shall survive any termination or nonrenewal of this Agreement.

     23. WARRANTIES. Conoco warrants that the products it delivers hereunder shall meet Conoco's then current product specifications for the respective products and shall be in merchantable condition. UNDER NO CIRCUMSTANCES SHALL CONOCO BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES.

     24. MARKETER CLAIMS/LAWSUITS. Conoco shall not be liable to Marketer for breach of this Agreement or for any other claim by Marketer, unless Marketer provides Conoco with written notice of the incident (which forms the basis of the alleged breach or claim) within 90 days of the occurrence of the incident and files suit within 1 year after the occurrence of the incident.

             Notwithstanding the above paragraph, Conoco shall not be liable to Marketer for any defect in quality or shortage in quantity of any product delivered hereunder unless (a) Marketer notifies Conoco of Marketer's claim immediately but no later than within 24 hours after delivery thereof, or in the case of any latent defect in quality, immediately but no later than within 24 hours after Marketer's discovery of such defect, and (b) Conoco is given a reasonable opportunity to inspect the product and to take and test samples thereof. Marketer's failure to specify any shortage, defect or nonconformity shall constitute a waiver of that defect or nonconformity.

     25. AMENDMENT. Except as otherwise specified herein, this Agreement can only be amended by an agreement in writing which is signed by both parties.

     26. EXHIBITS. Exhibits "A" through "D" are attached hereto and are made a part of this Agreement.

     27. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors, and assigns of the respective parties hereto.

     28. PETROLEUM MARKETING PRACTICES ACT. Conoco and Marketer hereby expressly reserve their rights under the Petroleum Marketing Practices Act (75 US.C. 2807 et seq.). No omission of any reference herein to any such specific right shall constitute a waiver.

     29.     YEAR 2000 COMPLIANCE.

             A. The parties to this Agreement warrant that their performance will not be adversely affected by the improper processing of date-related data by their computer systems, software or other equipment. Further, each party agrees to obtain a similar warranty from their contractors, subcontractors, and suppliers whose performance is material to that party's contractual obligations. The parties will use reasonable commercial efforts to cooperate and share information to minimize the impact of any Year 2000 Problem on performance of this Agreement. Further, each party will inform the other party of any possible obstacle to compliance with this article and the steps being taken to avoid or overcome the obstacle.

             B. If a party complies with Subsection A, then it will not be liable for a breach of this Agreement to the extent such breach arises out of a Year 2000 problem by the party's suppliers/subcontractors or arises out or circumstances beyond the party's control (e.g. a failure on the party of a governmental entity).

             C. A "Year 2000 Problem" means a failure to correctly perform, process and handle date related data which adversely impacts the use and/or operation of software, equipment or a computer system.

     30.     SPECIAL CONDITIONS.






     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

CONOCO INC.                                       FARSTAD OIL, INC.



By:         J. E. Souls                           By:   Vern Lysford
    --------------------------------------            -------------------------
            (Name Printed)                                 (Name Printed)

Signature:   /s/ J. E. Souls                      Signature: /s/ Vern Lysford
          --------------------------------                  -------------------

Title: Branded Marketing Manager, Rockies         Title:  CFO
       -----------------------------------               -----------------------

                                                [LOGO OF CONOCO]
--------------------------------------------------------------------------------
INTEROFFICE COMMUNICATION

To                Farstad - Dennis

From              Audrey Steffan, Englewood

Data              6.15.01

Subject           Permanent Contract Change





Attached is your copy of the latest permanent contract change for your jobbership. You do not need to sign or return anything to me or your account manager, l have sent a copy to him as well.

If you have any questions, comments or concerns, please feel free to call your account manager, customer service representative or me.

Thanks,


/s/ Audrey
Audrey

                      CONOCO PETROLEUM MARKETER AGREEMENT
                                  EXHIBIT "A"


     This Exhibit "A" effective June 1, 2001, to be attached to and become a part of the Petroleum Marketer Agreement ("Agreement"), effective April 1, 1999, between Conoco Inc., a Delaware corporation (hereinafter called "Conoco"), and FARSTAD OIL, INC., P.O. BOX 1842, MINOT, ND, 58702 (hereinafter called "Marketer").

1.   CONOCO-BRANDED GASOLINE

     Conoco agrees to sell to Marketer at supply points designated by Conoco, and Marketer agrees to buy from Conoco, such monthly quantities of Conoco-branded gasoline ("Gasoline") listed below:


          January           1,463,500

          February          1,409,500

          March             1,784,500

          April             1,885,500

          May               2,111,500

          June              2,548,500

          July              2,784,500

          August            2,594,500

          September         2,235,500

          October           2,112,500

          November          1,856,500

          December          1,955,500

          Annual Gallons    24,742,000

     Set out in Exhibit "A-1," attached hereto and made a part hereof, is a list of the Conoco-branded retail outlets supplied by Marketer, the annual requirements of Gasoline sold by each retail outlet, and Marketer's other requirements for Gasoline.

2.   DISTILLATE

     Conoco agrees to sell to Marketer at supply points designated by Conoco, and Marketer agrees to buy from Conoco, such monthly quantities of distillate ("Distillate") listed below:


          January           416,000

          February          316,000

          March             467,000

          April             667,000

          May               517,000

          June              417,000

          July              667,000

          August            787,000

          September         517,000

          October           667,000

          November          616,000

          December          666,000

          Annual Gallons    6,720,000


3.   FAILURE TO PURCHASE

     A. AGREEMENT TERMINABLE UPON FAILURE TO PURCHASE. Failure to purchase at least 90% of the sum of the above listed monthly Gasoline volumes for each 3 month period beginning every January 1, April 1, July 1, and October 1 shall be a violation of this Agreement, unless Marketer has obtained Conoco's approval for a temporary volume change for the applicable quarter. The first such quarterly violation under this Agreement shall result in Marketer's receipt of a warning letter. Any further quarterly violation, after a grace quarter (which is the quarter next following the quarter in which the first violation occurred), shall result in the termination of this Agreement upon Conoco's giving 90 days' written notice to Marketer.

     B. RATABLE LIFTINGS - GASOLINE. Marketer agrees to purchase the specified monthly volumes of Gasoline ratably. Conoco, at its option, may, without notice, impose a surcharge on any gallons purchased in excess of 120% of each monthly volume. Marketer hereby acknowledges and agrees that the purchase and ratable lifting of the monthly quantities of Gasoline specified herein by Marketer are reasonable, important, and of material significance to the franchise relationship.

     C. RATABLE LIFTINGS - DISTILLATE. Marketer agrees to purchase the specified monthly volumes of Distillate ratably. If Marketer does not buy its monthly volumes of Distillate, then upon 30 days' written notice to Marketer. Conoco may reduce the appropriate monthly volumes and annual gallons of Distillate to reflect the actual purchases. Conoco, at its option, may, without notice, impose a surcharge on any gallons purchased in excess of 120% of each monthly volume.

     D. MINIMUM CONTRACT VOLUME REQUIREMENT. Annual minimum contract volume for Conoco branded marketers shall not be less than 2 million gallons of Gasoline or, alternatively, 3,500,000 gallons of Gasoline and Distillate combined. If Marketer's annual minimum contract volume is below such volumes, Conoco may terminate this Agreement.

This Exhibit "A" shall be effective on the date above written, and supersedes and cancels all previous Exhibits "A" to this Petroleum Marketer Agreement.

Conoco's failure to exercise any of its rights hereunder or any of those reserved to it by the Agreement to which this is an exhibit shall not constitute a waiver of any such rights by Conoco.



                                   CONOCO INC.



                                   By:__________________________________________

                                   Title:_______________________________________



                                   FARSTAD OIL, INC.



                                   By:__________________________________________

                                   Title:_______________________________________

                        Conoco Branded Retail Unit Volume

MARKETER#: 068259

MARKETER : FARSTAD OIL, INC.


----------------------------------------------------------------------------------------------------------------------------
RETAILER                                                                                                              ANNUAL
  CODE       TYPE    PROGRAMS   RETAILER NAME                 PHYSICAL ADDRESS           CITY             STATE       VOLUME
----------------------------------------------------------------------------------------------------------------------------
969921816    IE      BIP        B & N OIL                     600 S WASHINGTON           GRAND FORKS        ND     1,700,000
969921006    IE      FIPI       BEHM'S TRUCK STOP             3800 HIGHWAY 2 & 52 WEST   MINOT              ND     1,246,000
                     CRIND
                     CR
969921600    TS      FIPB       BIG SOUIX TRAVEL PLAZA        4401 32ND AVE S            GRAND FORKS        ND     1,200,000
                     CR
969921253    IE      CR         BILL'S CONOCO                 1738 S BROADWAY            MINOT              ND       300,000
969921790    JO      CRIND      BUCKHORN GROCERY & GAS        723 DAYTON                 RANCHESTER         WY       444,000
                     FIPB
                     CR
969921782    IE      CR         CORNER EXPRESS                1010 CENTRAL AVE NE        E GRAND FORKS      MN     1,200,000
                     FIPB
                     CRIND
969921535    IE      FIPI       DALE'S CASH SUPPLY            HIGHWAY 3&5                DUNSEITH           ND       400,000
969921519    1E      CRIND      DAN'S INTERSTATE CONOCO       494 & HIGHWAY 85           BELFIELD           ND       640,000
                     FIPB
                     CR
969921402    IE                 FIX'S OIL CO                  109 HIGHWAY 12 WEST        BOWMAN             ND       360,000
969921774    BP                 GOULDINGS INC.                HIGHWAY 2 EAST ELK DR      DEVILS LAKE        ND             0
969921717    IE      CR         GOULDINGS ONE STOP            4TH & 6TH AVE              DEVILS LAKE        ND       300,000
969921741    IE      CRIND      GOULDING'S ONE STOP           120 10TH ST E              HARVEY             ND       600,000
                     CR
969921022    IE      FIPB       GUSTAFSON OIL                 201 MAIN AVE E             ROLLA              ND       480,000
                     CRIND
                     CR
969921683    IE      CRIND      GUSTAFSON OIL/BOTNO           601 11TH ST W              BOTTINEAU          ND       600,000
                     NC
                     CR
969921766    IE                 JIM'S CONOCO SERVICE CENTER   740 HILL AVE               GRAFTON            ND       320,000
969921725    IE                 JOE'S CORNER MART             310 COLLEGE DRIVE          DEVILS LAKE        ND       300,000
969921808    IE                 KEL'S CONOCO                  HIGHWAY 83                 MAX                ND       300,000
969921071    IE                 NAPOLEON CONOCO               102 BROADWAY               NAPOLEON           ND       200,000
969921394    IE      FIPI       OK TIRE                       3117 2ND STREET W          WILLISTON          ND       640,000
                     CRIND
                     CR
969921444    IE      CRIND      OK CONOCO                     4203 2ND AVE WEST          WILLISTON          ND     1,200,000
                     FIPI
                     CR
969921618    IE      CR         ONE STOP MARKET               HIGHWAY 5 WEST             BELCOURT           ND       480,000
96992999     IE                 OTHER                                                                                      0
969921204    IE                 R & S OIL CO                  90 LINCOLN AVENUE          UNDERWOOD          ND       350,000
969921626    JO      FIPB       SPF #16                       3275 S HIGHWAY 79          RAPID CITY         SD     1,080,000
                     CR
969921097    JO      CR         SPF #26                       1-94 & HWY 281 SOUTH       JAMESTOWN          ND     1,200,000
969921634    JO      FIPB       SPF #27                       2215 N HAINES AVE          RAPID CITY         SD     1,500,000
                     CR
969921659    JO      FIPI       SPF #28                       1046 NORTH 27TH STREET     BILLINGS           MT       720,000
                     CRIND
                     BR


MARKETER#: 068259

MARKETER : FARSTAD OIL, INC.


----------------------------------------------------------------------------------------------------------------------------
RETAILER                                                                                                              ANNUAL
  CODE       TYPE    PROGRAMS   RETAILER NAME                 PHYSICAL ADDRESS           CITY             STATE       VOLUME
----------------------------------------------------------------------------------------------------------------------------
969921667    JO      FIP        SPF #29                       1 MACARTHUR AVE            BILLINGS           MT       450,000
                     CRIND
                     BR
969921675    JO      FIPB       SPF #30                       16 SHILOH RD               BILLINGS           MT       800,000
                     CRIND
                     BR
969921642    JO      FIPB       SPF #31                       1544 BROADWATER AVE        BILLINGS           MT       720,000
                     CRIND
                     BR
969921584    IE      FIPI       THE FRIENDLY CORNER           718 ELLIOTT AVE            HYSHAM             MT       400,000
                     CRIND
                     CR
969921691    JO      FIPB       THE WAVE CAR CARE CENTER      2900 KING AVE W            BILLINGS           MT     1,200,000
                     CR
969921329    JO      FIPI       TOAD'S RIDE-N-SHINE           1105 S BROADWAY            MINOT              ND     1,500,000
                     CRIND
969921758    IE                 TORGERSON OIL CO.             309 PARK ST E              PARK RIVER         ND       360,000
969921279    IE      FIPI       T-REX CONOCO INC              1107 3RD AVE W             DICKINSON          ND       700,000
                     FIPB
                     CRIND
                     CR
969921477    IE      CRIND      XPRESS MART                   725 27TH ST SE             MINOT              ND       650,000
                     CR
                                                                                                                   ----------
                                                                                         MARKETER TOTAL            24,742,000
                                                                                                                   ==========


  MAS LOCATION:    068259
  MARKETER         FARSTAD OIL, INC.
  MAILING ADDRESS: P.O.BOX 1842
                   MINOT, ND 58702


  ------------------------------------------------------
       RETAILER                                EFFECTIVE
       CODE       RETAILER NAME                DATE
  ------------------------------------------------------
       969921816  B & N OIL                    06/01/01


MAS LOCATION:    068259
MARKETER         FARSTAD OIL, INC.
MAILING ADDRESS: P.O.BOX 1842
                 MINOT, ND 58702


------------------------------------------------------------------------------------------------------------------------------------
RETAILER                                                                                             BRAND       INSTALL    INSTALL
  CODE     RETAILER NAME         PHYSICAL ADDRESS         CITY            ST   EQUIPMENT      QTY     DATE        DATE       COST
-----------------------------------------------------------------------------------------------------------------------------------
969921006  BEHM'S TRUCK STOP     3800 HIGHWAY 2 & 52      MINOT           ND   12 FT. CAPSULE  1    04/01/1993  08/01/1992       $0
                                 WEST
                                                                               20 FT. CAPSULE  1                                 $0
                                                                               8 FT. CAPSULE   2                08/01/1992       $0
                                                                               IMPRINTER       1                                 $0
969921600  BIG SOUIX TRAVEL      4401 32ND AVE S          GRAND FORKS     ND   28 FT CAPSULE   1    12/01/1994  12/01/1994
           PLAZA
                                                                               8 FT. CAPSULE   4                12101/1994
                                                                               IMPRINTER       1                12/01/1994
969921253  BILL'S CONOCO         1738 S BROADWAY          MINOT           ND   12 FT. CAPSULE  1    04/01/1993                   $0
                                                                               20 FT. CAPSULE  1                                 $0
                                                                               6 FT. CAPSULE   2                08/01/1992       $0
                                                                               IMPRINTER       1                                 $0
969921790  BUCKHORN GROCERY & G723 DAYTON                 RANCHESTER      WY   12 FT. CAPSULE  1    07/01/1996  07/01/1996
                                                                               20 FT. CAPSULE  1                07/01/1996
                                                                               8 FT. CAPSULE   1                07/01/1996
                                                                               IMPRINTER       1                07/01/1996
969921782  CORNER EXPRESS        1010 CENTRAL AVE NE      E GRAND FORKS   MN   12 FT. CAPSULE  1    10/01/1999  10/01/1999   $4,166
                                                                               20 FT. CAPSULE  1    10/01/1999  10/01/1999  $14,775
                                                                               8 FT. CAPSULE   3                10/01/1999
                                                                               IMPRINTER       1                10/01/1999
959921535  DALE'S CASH SUPPLY    HIGHWAY 3 & 5            DUNSEITH        ND   12 FT. CAPSULE  2    04/01/1993                   $0
                                                                               IMPRINTER       1                                 $0
969921519  DAN'S INTERSTATE      1-94 & HIGHWAY 85        BELFIELD        ND   12 FT. CAPSULE  1    04/01/1993                   $0
           CONO
                                                                               28 FT. CAPSULE  1                01/01/1998
                                                                               6FT. CAPSULE    2                                 $0
                                                                               IMPRINTER       1                                 $0
969921402  FIX'S OIL CO          109 HIGHWAY 12 WEST      BOWMAN          ND   12 FT. CAPSULE  1    04/01/1993                   $0
                                                                               IMPRINTER       1                                 $0
969921774  GOULDINGS INC.        HIGHWAY 2 EAST ELK DR    DEVILS LAKE     ND   IMPRINTER       1    04/01/1993                   $0
969921717  GOULDINGS ONE STOP    4TH & 6TH AVE            DEVILS LAKE     ND   IMPRINTER       1    04/01/1993  06/01/1989       $0
                                                                               MONUMENT        1                06/01/1989       $0
969921741  GOULDING'S ONE STOP   120 10TH ST E            HARVEY          ND   12 FT. CAPSULE  1    04/01/1993                   $0
                                                                               IMPRINTER       1                                 $0
969921022  GUSTAFSON OIL         201 MAIN AVE E           ROLLA           ND   12 FT. CAPSULE  1    03/01/1991  03/01/1991       $0
                                                                               6 FT. CAPSULE   2                08/07/1992       $0
                                                                               IMPRINTER       1                                 $0
969921683  GUSTAFSON OIL/BOTNO   601 11TH ST W            BOTTINEAU       ND   12 FT CAPSULE   1    09/01/1997  10/01/1999   $4,920
                                                                               8 FT. CAPSULE   2                09/01/1997
                                                                               IMPRINTER       1                09/01/1997
969921766  JIM'S CONOCO SERVICE  C740 HILL AVE            GRAFTON         ND   12 FT. CAPSULE  1    01/01/1992  01/01/1992   $2,450
                                                                               IMPRINTER       1                01/01/1992       $0
969921725  JOE'S CORNER MART     310 COLLEGE DRIVE        DEVILS LAKE     ND   28 FT. CAPSULE  1    04/01/1993  07/01/1984       $0
                                                                               8 FT. CAPSULE   1                05/01/1990       $0
                                                                               IMPRINTER       1                                 $0
969921808  KEL'S CONOCO          HIGHWAY 83               MAX             ND   12 FT. CAPSULE  1    04/01/1993                   $0
                                                                               6 FT. CAPSULE   2                11/01/1994       $0
                                                                               IMPRINTER       1                                 $0
969921071  NAPOLEON CONOCO       102 BROADWAY             NAPOLEON        ND   12 FT. CAPSULE  1    04/01/1993                   $0
                                                                               IMPRINTER       1                                 $0
969921394  O K TIRE              3117 2ND STREET W        WILLISTON       ND   12 FT. CAPSULE  1    04/01/1993                   $0
                                                                               6 FT. CAPSULE   1                01/01/1995       $0
                                                                               IMPRINTER       1                                 $0
969921444  OK CONOCO             4203 2ND AVE WEST        WILLISTON       ND   12 FT. CAPSULE  1    04/01/1993  06/01/1992       $0
                                                                               28 FT. CAPSULE  0                                 $0
                                                                               6 FT CAPSULE    2                                 $0


MAS LOCATION:    068259
MARKETER         FARSTAD OIL, INC.
MAILING ADDRESS: P.O.BOX 1842
                 MINOT, ND 58702


------------------------------------------------------------------------------------------------------------------------------------
RETAILER                                                                                             BRAND       INSTALL    INSTALL
  CODE     RETAILER NAME         PHYSICAL ADDRESS         CITY            ST   EQUIPMENT      QTY     DATE        DATE       COST
-----------------------------------------------------------------------------------------------------------------------------------

969921444  OK CONOCO             4203 2ND AVE WEST        WILLISTON       ND   IMPRINTER       1    04/01/1993                   $0

969921618  ONE STOP MARKET       HIGHWAY 5 WEST           BELCOURT        ND   12 FT. CAPSULE  1    01/01/1995  01/01/1995
                                                                               6 FT. CAPSULE   2                01/01/1995
                                                                               IMPRINTER       1                01/01/1995
969921204  R & S OIL CO.         90 LINCOLN AVENUE        UNDERWOOD       ND   12 FT. CAPSULE  1    04/01/1993                   $0
                                                                               28 FT. CAPSULE  1                                 $0
                                                                               IMPRINTER       1                                 $0
969921626  SPF #16               3275 S HIGHWAY 79        RAPID CITY      SD   12 FT. CAPSULE  1    02/01/1996  02/01/1996
                                                                               8 FT. CAPSULE   2                02/01/1996
                                                                               IMPRINTER       1                02/01/1996
969921097  SPF #26               I-94 & HWY 281 SOUTH     JAMESTOWN       ND   12 FT. CAPSULE  1    08/01/1991                   $0
                                                                               28 FT. CAPSULE  1                                 $0
                                                                               8 FT. CAPSULE   4                                 $0
                                                                               IMPRINTER       1                                 $0
969921634  SPF #27               2215 N HAINES AVE        RAPID CITY      SD   12 FT. CAPSULE  1    02/01/1996  02/01/1996
                                                                               28 FT. CAPSULE  1                02/01/1996
                                                                               8 FT. CAPSULE   3                02/01/1997
                                                                               IMPRINTER       1                02/01/1996
969921659  SPF #28               1046 NORTH 27TH STREET   BILLINGS        MT   12 FT. CAPSULE  1    05/01/1992  01/01/1998
                                                                               8 FT. CAPSULE   2                09/01/1992       $0
                                                                               IMPRINTER       1                                 $0
969921667  SPF #29               1 MACARTHUR AVE          BILLINGS        MT   12 FT. CAPSULE  1    05/01/1992  09/01/1992       $0
                                                                               IMPRINTER       1                                 $0
969921675  SPF #30               16 SHILOH RD             BILLINGS        MT   12 FT. CAPSULE  1    05/01/1992  09/01/1992       $0
                                                                               8 FT. CAPSULE   3                07/01/1998       $0
                                                                               IMPRINTER       1                                 $0
969921642  SPF #31               1544 BROADWATER AVE      BILLINGS        MT   12 FT. CAPSULE  1    07/01/1993  07/01/1993       $0
                                                                               IMPRINTER       1                                 $0
969921584  THE FRIENDLY CORNER   718 ELLIOTT AVE          HYSHAM          MT   12 FT. CAPSULE  0    04/01/1993                   $0
                                                                               8 FT. CAPSULE   3                07/01/1998   $2,478
                                                                               IMPRINTER       1                                 $0
969921691  THE WAVE CAR CARE CEN 2900 KING AVE W          BILLINGS        MT   IMPRINTER       1    01/01/1999  01/01/1999
                                                                               MONUMENT        1                01/01/1999
969921329  TOAD'S RIDE-N-SHINE   1105 S BROADWAY          MINOT           ND   12 FT. CAPSULE  1    04/01/1993  02/17/1998   $3,850
                                                                               6 FT. CAPSULE   2                                 $0
                                                                               IMPRINTER       1                                 $0
969921758  TORGERSON OIL CO.     309 PART ST E            PARK RIVER      ND   8 FT. CAPSULE   1    04/01/1993  03/01/1989       $0
                                                                               IMPRINTER       1                03/01/1989       $0
969921279  T-REX CONOCO INC      1107 3RD AVE W           DICKINSON       ND   12 FT. CAPSULE  1    04/01/1993                   $0
                                                                               20 FT. CAPSULE  1                10/01/1996   $2,488
                                                                               8 FT. CAPSULE   2                                 $0
                                                                               IMPRINTER       1                                 $0
969921477  XPRESS MART           725 27TH ST SE           MINOT           ND   12 FT. CAPSULE  1    04/01/1993  11/01/1999       $0
                                                                               6 FT. CAPSULE   3                03/01/1993       $0
                                                                               IMPRINTER       1                                 $0


MARKETING MANAGER:52   PERSONAL PROPERTY AGREEMENT AND RECEIPT
                       PROPERTY LIST EXHIBIT D                  DATE: 06/14/2001

--------------------------------------------------------------------------------
                         MAS LOCATION:    068259
                         MARKETER:        FARSTAD OIL, INC.
                         MAILING ADDRESS: P. O. BOX 1842
                                          MINOT, ND 58702
--------------------------------------------------------------------------------


                            MAINTENANCE FEE SCHEDULE

        EQUIPMENT                    QTY         FEE       TOTAL FEE
        ------------------------------------------------------------
        MONUMENT                       2      $20.00       $40.00
        IMPRINTER                     34       $5.00      $170.00
        6 FT. CAPSULE                 18      $15.00      $270.00
        28 FT. CAPSULE                 6      $95.00      $570.00
        20 FT. CAPSULE                 5      $75.00      $375.00
        12 FT. CAPSULE                28      $25.00      $700.00
        8 FT. CAPSULE                 33      $25.00      $825.00
                                                         ---------
                                    MARKETER TOTAL       $2,950.00
                                                         =========






    MARKETER APPROVAL:________________________       DATE: _________________
      CONOCO APPROVAL:________________________       DATE: _________________
       EFFECTIVE DATE:________________________